UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

LASE Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41515	84-3628771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Technology Park Lake Mary, FL	32746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 804-1000

Laser Photonics Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	LASE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

Effective as of November 4, 2026, LASE Corp. (formerly known as Laser Photonics Corporation) (the “Company”) filed a certificate of amendment to its amended certificate of incorporation (as amended, the “Amended Certificate of Incorporation”) with the Secretary of State of the State of Delaware changing the name of the Company from “Laser Photonics Corporation” to “LASE Corp.” (the “Name Change”). Our common stock will continue to trade on The Nasdaq Capital Market under the ticker symbol “LASE”.

Second Amended and Restated Bylaws

Additionally, effective as of November 4, 2026, the Company amended and restated the Company’s amended and restated bylaws (the “Second Amended and Restated Bylaws”) to reflect the Name Change and the Company’s previously announced reincorporation to Delaware.

The descriptions of the Certificate of Amendment to the Amended Certificate of Incorporation and the Second Amended and Restated Bylaws contained in this Current Report on Form 8-K are qualified in their entirety by reference to the complete texts of the Certificate of Amendment to the Amended Certificate of Incorporation and the Second Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 3, 2026, the Company issued a press release announcing the Name Change. The press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this item, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended Certificate of Incorporation
3.2	Second Amended and Restated Bylaws of LASE Corp.
99.1	Press release, dated November 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASE Corp.

Dated: November 4, 2026	By:	/s/ Dmitri Nikitin
	Name:	Dmitri Nikitin
	Title:	Executive Chairman